Equity	12 Months Ended
Jun. 30, 2015
Equity [Abstract]
Equity

Note 14 – Equity

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by Yulong WFOE and the VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Yulong WFOE and the VIEs.

Each of Yulong WFOE and the VIEs is required to set aside at least 10% of its after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, Yulong WFOE may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. Each of the VIEs may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by SAFE.

As of June 30, 2015 and 2014, Yulong WFOE and the VIEs collectively appropriated $3,922,228 and $3,771,665 of retained earnings for their statutory reserves, respectively.

As a result of the foregoing restrictions, Yulong WFOE and the VIEs are restricted in their ability to transfer their net assets to the Company.

Foreign exchange and other regulation in the PRC may further restrict Yulong WFOE and the VIEs from transferring funds to the Company in the form of dividends, loans and advances. As of June 30, 2015 and 2014, amounts restricted are the net assets of Yulong WFOE and the VIEs, which amounted to $47,875,838 and $37,762,853, respectively.

Dividends distribution

For the year ended June 30, 2013, Yulong Bricks and Yulong Concrete declared dividends totaling $23,105,193, and concurrently transferred the right to such dividends to their shareholders as authorized by Yulong WFOE pursuant to the Contractual Arrangements. In the future, Yulong WFOE does not intend to authorize any Yulong operating company to declare or distribute dividends to its shareholders. On December 31, 2014, Yulong Bricks and Yulong Concrete entered into agreements with their shareholders pursuant to which the shareholders agreed not to require payment of the declared dividends before December 31, 2016, but may require payment upon demand commencing December 31, 2016.

Stock split

On February 27, 2015, the Company’s board of directors approved a 4-for-5 reverse stock split of its ordinary shares. The reverse stock split was effected on March 3, 2015, pursuant to approval of the Company’s shareholders on such date. All share and per share amounts used herein and in the accompanying consolidated financial statements have been retroactively restated to reflect the reverse stock split.

Conversion in related party indebtedness

On February 27, 2015, five shareholders of the Yulong operating companies, including the Company’s founder, agreed to convert the RMB equivalent of $9,892,692 due to them in the aggregate from the Yulong operating companies into the Company’s ordinary shares concurrently with the closing of the IPO at the IPO Price.

Dividends payable consisted of the following:

Name of shareholders	June 30, 2015	June 30, 2014

Yulong Zhu	$3,462,665	$3,437,283
Hu Zhu	2,212,315	2,196,098
Guangjian Zhu	1,773,900	1,760,896
Yingtao Miao	545,245	541,248
Total dividends payable	$7,994,125	$7,935,525